INX

Mark Hilz, President & CEO

Rodman Renshaw Global Investment Conference

September 13, 2011

INX Inc.
NASDAQ: INXI
www.INXI.com

INX

INX

Non-GAAP Reconciliation To GAAP

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information within this presentation and on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "outlook," "should," "target," "will" or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recently filed Form 10-K and Form 10-Q, which we urge you to read.

All financial results shown are for continuing operations unless otherwise noted

Overview of INX Inc.



Technology Infrastructure SI (Solutions Integrator)

Focused on consulting, designing, delivering and supporting complex technology infrastructure

INX Practice areas:

- Unified Communication, Collaboration and Video
- Cloud Computing and Data Center Virtualization
- Practice related enabling technologies such as networking, security, wireless and storage

Overview of INX Inc.



Focused on High Growth Technologies

- Virtualization Is One of the Fastest Growing Tech Spaces
  - **28% CAGR**[1] from $1.8B in 2009 - $6.2B by 2013 for Server Virtualization technology and services
  - **39% CAGR**[2] from $2.8B in 2009 to $10.5B in 2013 for combined Server and Desktop Virtualization (DVI) space
- Unified Communications Market Blossoms[3]
  - **36% CAGR** to $14.5 billion by 2015
  - Based on delivering business value by integrating UC into business applications
- Video Conferencing Market sees record growth[3]
  - **18% CAGR** to $5.5 billion by 2013
  - Personal videoconferencing estimated to explode with CAGR exceeding 50 percent
  - Driven by multiple factors, including adoption of Unified Communications

SOURCE:
1 Gartner Research
2 The 451 Group
3 Wainhouse Research

2011 Top 10 Technology Priorities for CIOs*



1. Cloud computing
2. Mobile Applications and Media Tablets
3. Social Communication and Collaboration
4. Video
5. Next Generation Analytics
6. Social Analytics
7. Context-Aware Computing
8. Storage Class Memory
9. Ubiquitous Computing
10. Fabric-Based Infrastructure and Computers

*According to Gartner research annual study

Company History

Company History

July 2000 — INX begins operations as a subsidiary

Acquisitions occur almost immediately plus industry-leading organic growth

2004 — INX parent completes secondary offering to strengthen balance sheet

2005 — INX becomes primary public entity including name change of public entity



2006 — Began transition towards adding Data Center capabilities

2008 — INX completes AccessFlow acquisition adding substantial VMware expertise

2009 — INX becomes member of VMware PAC

vmware

2011 — Positioning INX for next growth stage

2003 — INX becomes early leader in IP Telephony



2005 — Expansion through multiple successful, accretive acquisitions



2008 — INX pushes transition towards consultative SI (Solutions Integrator)

2008 — INX completes secondary offering to strengthen balance sheet

2010 — INX completes 8th acquisition

2009 — INX wins multiple major awards from VMware and Cisco



Business Overview

- 3 primary practice areas: Enabling Technologies, Data Center / Cloud Computing and Unified Communications
- Services offerings include:
  - Professional services – consultation and implementation
  - Managed Services – hosting and support across all 3 practice areas



Practice Areas
Technology Sets
Service Offerings
Enabling Technologies
• Routing
• Switching
• Security
• Wireless
Data Center / Cloud Computing
• Compute
• DC Network
• Storage
• Virtualization
• VDI
Unified Communications & Collaboration
• IP Telephony
• Collaboration
• Contact Center
• Mobile Solutions
• VocalMash
• Video
Professional Services (consultation and implementation)
Managed Services (hosting and support)

Three Main Revenue Sources

Products

Network, data center technology and unified communications

17%-20% target gross margin

No working capital required because we do not stock inventory and we are paid by customers faster than vendor payment

~ 87.1% of total 2010 revenue

Growth:
- 2009:……….-12.5%
- 2010:……….+48%
- Q2 2011:……+41%

Professional Services

Assessment and design consulting and implementation services, billed hourly or by project

25%-30% target gross margin

Modest working capital required to pay engineer compensation sooner than receivables are collected

~ 10.3% of total 2010 revenue

Growth:
- 2009:……….-10%
- 2010:……….-10%
- Q2 2011:……+25%

Managed Services

Monitoring and management of the customer's network and data center devices

40%-50% target gross margin

Modest working capital + substantial investment capital was required to build/outfit NOC in order to start up

~ 2.6% of total 2010 revenue

Growth:
- 2009:……….+12%
- 2010:……….+8%
- Q2 2011:……+19%

Customers: Enterprise Organizations

- Serve U.S. “enterprise” organizations – corporate, state and local government, federal government and education – with 200 to 50,000 employees
- ~2,000 clients
- Ability to win larger customers and transactions as we become “national” scope organization
- Verticals include:
  - Healthcare
  - State and Local Government
  - Financials
  - Energy
  - Retail

Locations

- 16 locations
- ~500 employees
  - 153 sales, marketing, customer service
  - 187 engineering and technical



Industry Recognition and Awards

- Top 100 in Healthcare by CRN
- Top Networking Company by CRN
- One of 30 Cloud VARs that get by CRN



Cisco Customer Satisfaction Excellence Award 2008 - 2011



Cisco Global Award Winner 2008 - 2009



VMware Global VDI Partner of the Year 2010



VMware Solution Provider of the Year Americas 2009


Cisco Partner
Summit 2010
Cisco Global
Service Partner
of the Year 2009
INX
Global
cisco

CISCO PARTNER Master Unified Communications Specialized

CISCO PARTNER Master Security Specialized

vmware PARTNER PREMIER

NetApp Star Partner

EMC² VELOCITY² ADVANTAGE PARTNER

INX is focused in three interrelated and synergistic areas of technology used by enterprise organizations

Multiple technology transitions are creating changes in the manufacturer/OEM space as well as the competitive landscape

INX is positioned to take advantage of these changes


Unified Communications
IP PBX phone systems
Voice applications
Video communications
Networking
Routing & Switching
Wireless network access
Network security
Virtualized Data Center
Virtualized servers
Networked storage

Customer Billings (products only, millions);

	Q2 2011		Q2 2010		% Incr.
Network........	$ 63.0	61.5%	$ 54.1	72.5%	16%
Data Center...	28.0	27.4%	11.9	16.0%	135%
UC...............	11.4	11.1%	8.6	11.5%	33%
Totals	$102.4	100.0%	$ 74.6	100.0%	37%

FINANCIAL OVERVIEW

- Completed financial restatement (due principally to errors in revenue recognition accounting policies) in June 2011. Cost for restatement was in excess of $9 million spread over multiple quarters.
- INX continued growing during restatement process.
- Began transitioning finance operations to a new Dallas based team in Q2.
- In spite of significant costs related to restatement, non-cash impairment charges and ongoing inefficiencies and duplicate costs, delivered a net operating income of $1.4 million for Q2 2011.
- Recently relisted on NASDAQ



Revenue and Gross Profit Trends


Revenues
$311,977
$256,320
$226,947
*
2008
2009
2010
Products
Services


Gross Profit
$65,985
$51,003
$50,141
*
2008
2009
2010
Products
Services

** Included special war related government contract*

Revenue and Gross Profit Trends



Revenues
$125,000
$100,000
$75,000
$50,000
$25,000
$-
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11



Gross Profit
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Q2-2011 Operating Results – Reconciliation of Non-GAAP to GAAP

We believe that providing non-GAAP EBITDA and non-GAAP adjusted EBITDA, which we define as set forth below, provides a consistent basis of presentation that helps investors understand the Company's financial performance in comparison to historical periods using the same methodology and information that the Company's management uses to evaluate the Company's normalized operating performance.

(in thousands)	3 Months Ended June 30, 2011	3 Months Ended June 30, 2010
GAAP net income	$ 585	$ 6,373
Interest (income) expense	(24)	11
Income taxes (benefit)	864	(5,263)
Depreciation & amortization	780	726
EBITDA	2,205	1,847
Non-cash equity compensation	412	424
Asset impairment charges	1,188	594
Contingent earnout adjustments	26	-
Adjusted EBITDA	$ 3,831	$ 2,865
Restatement costs	$ 2,313	$ 647
Adjusted EBITDA excluding restatement costs	$ 6,144	$ 3,512

Key Balance Sheet Items



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Cash + AR + Inv
Cash + AR + Inv Net of Floor Plan
Floor Plan Payables

Note: No interest bearing debt; floor plan terms are 60 days while average DSO = 50 days ... so net positive cash flows;~$.80/share in cash

Outlook – Near-Term Expectations

- We expect year-over-year improvement in customer demand for products and services we provide … although expect some near-term softness in the back half of Q3 due to recent political, economic and market worries
- For Q3-2011, we currently expect:
  - Total revenue in range of $87 - $93 million (year over year incomes of 2.5% to 9.5%)
  - Services revenue in range of $11.5 - $12.5 million (year over year increase of 5.6% to 14.8%)
  - Higher than normal expenses of ~ $400,000 related to continued efforts to improve our financial reporting, including additional external auditor fees and expenses related to moving our Accounting and Finance functions to our corporate headquarters in Dallas



- Capitalizing on major long-term technology transition trends
  - IP network as platform for all communications
  - Cloud computing / data center virtualization
- Focused and well-positioned in areas of enterprise technology that are expected to outperform compared to overall enterprise technology spending
- 8+ year track record of consistent industry-leading growth
- Strong balance sheet with excess cash and credit line capacity
- Recently relisted on NASDAQ